UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): February 16, 2005

                                -----------------

                             Digital Recorders, Inc.
             (Exact Name of Registrant as Specified in Its Charter)



         North Carolina               1-13408                56-1362926
 (State or Other Jurisdiction of    (Commission             (IRS Employer
         Incorporation)             File Number)          Identification No.)


                5949 Sherry Lane, Suite 1050, Dallas, Texas 75225
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, Including Area Code      (214) 378-8992


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02. Results of Operations and Financial Condition

     On February 16, 2005, Digital Recorders, Inc. (the "Company") announced in a press release the Company's preliminary revenues for fourth quarter 2004 and fiscal year 2004.

     The Company also announced in the press release that it plans to file its Form 10-K for fiscal year 2004 on or about March 31, 2005.

     The Company also announced in the press release that its Annual Meeting of Shareholders is slated to take place on Friday, June 3, 2005, in Durham, N.C. Shareholders of record at the close of business on Friday, April 15, 2005, are entitled to receive notice of, and to vote at, the Annual Meeting and any adjournment thereof. Final meeting details will be announced later in first quarter 2005.


ITEM 7.01. Regulation FD Disclosure

     A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.


ITEM 9.01. Financial Statements and Exhibits

(c)    Exhibits.
       99.1    Press release dated February 16, 2005.





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Signature(s)
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               DIGITAL RECORDERS, INC.
Date: February 16, 2005                        By: /s/ DAVID N. PILOTTE
                                                   -----------------------------
                                                   David N. Pilotte
                                                   Chief Financial Officer





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INDEX TO EXHIBITS

EXHIBIT
NUMBER     DESCRIPTION
-------    -----------

   99.1    Press release dated February 16, 2005.